UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 22, 2017

Date of Report

(Date of earliest event reported)

AMAZON.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22513	91-1646860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 Terry Avenue North, Seattle, Washington 98109-5210

(Address of principal executive offices, including Zip Code)

(206) 266-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.02. TERMINATION OF A MATERIAL AGREEMENT.	3

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.	3

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.	5

SIGNATURES	6

EXHIBIT INDEX	7

EXHIBIT 4.1

EXHIBIT 4.2

EXHIBIT 4.3

EXHIBIT 4.4

EXHIBIT 4.5

EXHIBIT 4.6

EXHIBIT 4.7

EXHIBIT 4.8

EXHIBIT 4.9

EXHIBIT 4.10

ITEM 1.02. TERMINATION OF A MATERIAL AGREEMENT.

As previously reported, on June 15, 2017, Amazon.com, Inc. (the “Company”) entered into a commitment letter (the “Commitment Letter”) with Goldman Sachs Bank USA, Goldman Sachs Lending Partners LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Bank of America, N.A. (collectively, the “Commitment Parties”), pursuant to which, subject to the terms and conditions set forth therein, the Commitment Parties committed to provide a 364-day senior unsecured bridge term loan facility in an aggregate principal amount of up to $13.7 billion (the “Bridge Commitment”), to fund the consideration for the Merger (as defined below).

On August 22, 2017, the Bridge Commitment was reduced to $0 and terminated in its entirety in accordance with the Commitment Letter as a result of the Company receiving net cash proceeds from the issuance of the Notes (as defined below).

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On August 22, 2017, the Company issued $1,000,000,000 aggregate principal amount of the Company’s 1.900% notes due 2020 (the “2020 Notes”), $1,000,000,000 aggregate principal amount of the Company’s 2.400% notes due 2023 (the “2023 Notes”), $2,000,000,000 aggregate principal amount of the Company’s 2.800% notes due 2024 (the “2024 Notes”), $3,500,000,000 aggregate principal amount of the Company’s 3.150% notes due 2027 (the “2027 Notes”), $2,750,000,000 aggregate principal amount of the Company’s 3.875% notes due 2037 (the “2037 Notes”), $3,500,000,000 aggregate principal amount of the Company’s 4.050% notes due 2047 (the “2047 Notes”), and $2,250,000,000 aggregate principal amount of the Company’s 4.250% notes due 2057 (the “2057 Notes” and, together with the 2020 Notes, the 2023 Notes, the 2024 Notes, the 2027 Notes, the 2037 Notes, and the 2047 Notes, the “Notes”). The Notes were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Notes were offered only to “qualified institutional buyers” under Rule 144A of the Securities Act or, outside the United States, to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act. A confidential offering memorandum for the offering of the Notes, dated August 15, 2017, has been made available to such eligible persons.

The Notes were issued under an Indenture between the Company and Wells Fargo Bank, National Association, as trustee, dated as of November 29, 2012 (the “Indenture”), together with the officers’ certificate dated as of August 22, 2017 issued pursuant thereto establishing the terms of each series of the Notes (the “Officers’ Certificate”).

The net proceeds of the offering will be used to fund the consideration under the previously reported Agreement and Plan of Merger (the “Merger Agreement”) among Whole Foods Market, Inc., a Texas corporation (“Whole Foods Market”), the Company, and Walnut Merger Sub, Inc., a Texas corporation and an indirect wholly-owned subsidiary of the Company (“Merger Sub”), to repay the Company’s 1.200% notes due 2017, and for general corporate purposes. Subject to the terms and conditions of the Merger Agreement, Merger Sub will be merged with and into Whole Foods Market (the “Merger”), with Whole Foods Market continuing as the surviving company in the Merger and an indirect wholly-owned subsidiary of the Company.

The 2020 Notes bear interest at a fixed rate of 1.900% per annum and mature on August 21, 2020. Interest on the 2020 Notes will be due semiannually on February 21 and August 21 of each year, commencing February 21, 2018. The 2023 Notes bear interest at a fixed rate of 2.400% per annum and mature on February 22, 2023. Interest on the 2023 Notes will be due semiannually on February 22 and August 22 of each year, commencing February 22, 2018. The 2024 Notes bear interest at a fixed rate of 2.800% per annum and mature on August 22, 2024. Interest on the 2024 Notes will be due semiannually on February 22 and August 22 of each year, commencing February 22, 2018. The 2027 Notes bear interest at a fixed rate of 3.150% per annum and mature on August 22, 2027. Interest on the 2027 Notes will be due semiannually on February 22 and August 22 of each year, commencing February 22, 2018. The 2037 Notes bear interest at a fixed rate of 3.875% per annum and mature on August 22, 2037. Interest on the 2037 Notes will be due semiannually on February 22 and August 22 of each year, commencing February 22, 2018. The 2047 Notes bear interest at a fixed rate of 4.050% per annum and mature on August 22, 2047. Interest on the 2047 Notes will be due semiannually on February 22 and August 22 of each year, commencing February 22, 2018. The 2057 Notes bear interest at a fixed rate of 4.250% per annum and mature on August 22, 2057. Interest on the 2057 Notes will be due semiannually on February 22 and August 22 of each year, commencing February 22, 2018.

In the event that the closing of the Merger has not occurred on or prior to the earlier of (i) February 15, 2018 (subject to a one-time extension of 90 days under certain circumstances) and (ii) the date the Merger Agreement is terminated, the Company will be required to redeem all outstanding 2020 Notes, 2023 Notes, 2024 Notes, and 2027 Notes on a special mandatory redemption date at a redemption price equal to 101% of the aggregate principal amount of the Notes being redeemed, together with accrued and unpaid interest thereon, if any, to, but excluding, the special mandatory redemption date (the “Special Mandatory Redemption”). The 2037 Notes, the 2047 Notes, and the 2057 Notes are not subject to the Special Mandatory Redemption. If the 2020 Notes, the 2023 Notes, the 2024 Notes, and the 2027 Notes are redeemed pursuant to the Special Mandatory Redemption, we will use the net proceeds from the sale of the 2037 Notes, the 2047 Notes, and the 2057 Notes to repay the Company’s 1.200% notes due 2017 and for general corporate purposes.

The Company may redeem, in whole or in part, the Notes at any time, at a price equal to 100% of the principal amount being prepaid, plus accrued and unpaid interest and a make-whole premium. Notwithstanding the preceding sentence, the Company may redeem all or a portion of the 2023 Notes at its option at any time on or after January 22, 2023 (one month prior to their maturity), all or a portion of the 2024 Notes at its option at any time on or after June 22, 2024 (two months prior to their maturity), all or a portion of the 2027 Notes at its option at any time on or after May 22, 2027 (three months prior to their maturity), all or a portion of the 2037 Notes at its option at any time on or after February 22, 2037 (six months prior to their maturity), all or a portion of the 2047 Notes at its option at any time on or after February 22, 2047 (six months prior to their maturity), and all or a portion of the 2057 Notes at its option at any time on or after February 22, 2057 (six months prior to their maturity), at a redemption price equal to 100% of the principal amount of the applicable Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

The foregoing description of the Officers’ Certificate is qualified in its entirety by the terms of such agreement, which is filed hereto as Exhibit 4.2 and incorporated herein by reference. The foregoing description of the Notes is qualified in its entirety by reference to the full text of the form of 1.900% Note due 2020, form of 2.400% Note due 2023, form of 2.800% Note due 2024, form of 3.150% Note due 2027, form of 3.875% Note due 2037, form of 4.050% Note due 2047, and form of 4.250% Note due 2057, which are filed hereto as Exhibit 4.3, Exhibit 4.4, Exhibit 4.5, Exhibit 4.6, Exhibit 4.7, Exhibit 4.8, and Exhibit 4.9, respectively, and incorporated herein by reference.

In addition, the Company entered into a registration rights agreement on August 22, 2017 (the “Registration Rights Agreement”) with representatives of the initial purchasers of the Notes, that provides holders of the Notes certain rights relating to registration of the Notes under the Securities Act. Pursuant to the Registration Rights Agreement, the Company is obligated to file an exchange offer registration statement with respect to a registered offer (the “Exchange Offer”) to exchange the Notes for substantially identical notes not later than August 22, 2018 and use its reasonable best efforts to cause the exchange offer registration statement to become effective under the Securities Act. Upon the exchange offer registration statement being declared effective, the Company will use its reasonable best efforts to consummate the Exchange Offer not later than 60 days after such registration statement becomes effective. If the Exchange Offer is not completed within 365 days after the closing date and in certain other circumstances, instead of conducting the Exchange Offer the Company is obligated to use its reasonable best efforts to file a shelf registration statement, to cause the shelf registration statement to be declared effective, and to keep it effective for a specified period of time. If the Exchange Offer is not completed or a shelf registration statement is required but not declared effective, each within a specified period of time, or if an effective shelf registration statement ceases to be effective as required under the Registration Rights Agreement, the annual interest rate borne by the Notes will be increased, but in no event shall such increase exceed 1.00% per annum. The foregoing description of the material terms of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, which is filed as Exhibit 4.10 to this Current Report and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

4.1	Indenture, dated as of November 29, 2012, between Amazon.com, Inc. and Wells Fargo Bank, National Association, as trustee (incorporated by reference to the Company’s Current Report on Form 8-K, dated November 26, 2012 and filed November 29, 2012).

4.2	Officers’ Certificate of Amazon.com, Inc., dated as of August 22, 2017.

4.3	Form of 1.900% Note due 2020 (included in Exhibit 4.2).

4.4	Form of 2.400% Note due 2023 (included in Exhibit 4.2).

4.5	Form of 2.800% Note due 2024 (included in Exhibit 4.2).

4.6	Form of 3.150% Note due 2027 (included in Exhibit 4.2).

4.7	Form of 3.875% Note due 2037 (included in Exhibit 4.2).

4.8	Form of 4.050% Note due 2047 (included in Exhibit 4.2).

4.9	Form of 4.250% Note due 2057 (included in Exhibit 4.2).

4.10	Registration Rights Agreement, dated as of August 22, 2017, among Amazon.com, Inc. and the representatives of the initial purchasers of the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

By:	/s/ Kurt H. Zumwalt
Kurt H. Zumwalt
Vice President and Treasurer

Dated: August 22, 2017

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated as of November 29, 2012, between Amazon.com, Inc. and Wells Fargo Bank, National Association, as trustee (incorporated by reference to the Company’s Current Report on Form 8-K, dated November 26, 2012 and filed November 29, 2012).

4.2	Officers’ Certificate of Amazon.com, Inc., dated as of August 22, 2017.

4.3	Form of 1.900% Note due 2020 (included in Exhibit 4.2).

4.4	Form of 2.400% Note due 2023 (included in Exhibit 4.2).

4.5	Form of 2.800% Note due 2024 (included in Exhibit 4.2).

4.6	Form of 3.150% Note due 2027 (included in Exhibit 4.2).

4.7	Form of 3.875% Note due 2037 (included in Exhibit 4.2).

4.8	Form of 4.050% Note due 2047 (included in Exhibit 4.2).

4.9	Form of 4.250% Note due 2057 (included in Exhibit 4.2).

4.10	Registration Rights Agreement, dated as of August 22, 2017, among Amazon.com, Inc. and the representatives of the initial purchasers of the Notes.